                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             NEW VALLEY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             NEW VALLEY CORPORATION
                             100 S.E. SECOND STREET
                              MIAMI, FLORIDA 33131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 24, 2000

To the Stockholders of New Valley Corporation:

     The Annual Meeting of Stockholders of New Valley Corporation, a Delaware corporation (the "Company"), will be held at The Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida 33131, on Wednesday, May 24, 2000, at 11:00 a.m., local time, or at any postponement or adjournment thereof, for the following purposes:

          1. To elect eight directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

          2. To approve a proposed New Valley Corporation 2000 Long-Term Incentive Plan.

          3. To approve a proposed New Valley Corporation Non-Employee Directors Stock Option Program.

          4. To transact such other business as may properly be brought before the meeting or any postponement or adjournment thereof.

     Brooke Group Ltd., which owns approximately 55.5% of the Common Shares, has advised the Company that it intends to vote its Common Shares for these matters. Therefore, approval of such matters by the stockholders of the Company is assured.

     Every holder of record of Common Shares of the Company at the close of business on April 17, 2000 is entitled to notice of the meeting and any adjournments or postponements thereof and to vote, in person or by proxy, one vote for each Common Share held by such holder. A list of stockholders entitled to vote at the meeting will be available to any stockholder for any purpose germane to the meeting during ordinary business hours from May 12, 2000 to May 24, 2000, at the headquarters of the Company located at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131. A proxy statement, form of proxy and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 are enclosed herewith.

                                          By Order of the Board of Directors,

                                          /s/ Bennett S. LeBow
                                          -----------------------------------
                                          Bennett S. LeBow
                                          Chairman of the Board of Directors
Miami, Florida
April 18, 2000

                             NEW VALLEY CORPORATION
                             100 S.E. SECOND STREET
                              MIAMI, FLORIDA 33131

                          ---------------------------

                                PROXY STATEMENT
                          ---------------------------

                                  INTRODUCTION

     The enclosed proxy is solicited on behalf of the Board of Directors of New Valley Corporation, a Delaware corporation (the "Company"). The proxy is solicited for use at the annual meeting of stockholders to be held at The Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida 33131 on Wednesday, May 24, 2000, at 11:00 a.m., local time, and at any postponement or adjournment. The Company's principal executive offices are located at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, and its telephone number is (305) 579-8000.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Every holder of record of Common Shares of the Company at the close of business on April 17, 2000 is entitled to notice of the meeting and any adjournments or postponements thereof and to vote, in person or by proxy, one vote for each Common Share held by such holder. At the record date, the Company had outstanding 23,159,862 Common Shares. The approximate date on which this proxy statement, accompanying notice and proxy and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 are first being mailed to stockholders is on or about April 20, 2000.

     Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered at or prior to the annual meeting to the secretary of the Company, by a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked, or at the annual meeting if the stockholder is present and elects to vote in person. Mere attendance at the annual meeting will not serve to revoke a proxy. Abstentions and shares held of record by a broker or its nominee that are voted on any matter are included in determining the number of votes present. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

     All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted FOR the election of the board's nominees, FOR the approval of the New Valley Corporation 2000 Long-Term Incentive Plan and FOR the approval of the New Valley Corporation Non-Employee Directors Stock Option Program. The nominees receiving a plurality of the votes cast will be elected as directors. The affirmative vote of the majority of votes present and entitled to vote on the matter at the meeting will be necessary for approval of any other matters to be considered at the annual meeting. With respect to the election of directors, shares as to which authority is withheld and broker shares that are not voted will not be included in determining the number of votes cast. With respect to other matters, abstentions and broker shares that are not voted are not treated as present and entitled to vote on the matter.

     As of the record date, Brooke Group Ltd. ("Brooke") owned approximately 55.5% of the Common Shares of the Company. Bennett S. LeBow, the controlling stockholder of Brooke, is Chairman of the Board and Chief Executive Officer of the Company.

     Brooke has advised the Company that it intends to vote all of its Common Shares in favor of the election of the eight nominated directors and each of the other proposals described in this proxy statement. Such action by Brooke will be sufficient to elect these directors and adopt each of these proposals without any action on the part of any other holder of Common Shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding all persons known by the Company to own beneficially more than 5% of the Company's Common Shares, the only class of its voting securities, and Warrants as of the record date. The number of shares beneficially owned by each beneficial owner listed below is based upon the numbers reported by such owner in documents publicly filed with the SEC, publicly available information or information available to the Company. The number of shares and percentage of class include shares of which such beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

                                                            NUMBER
                                                              OF                         NUMBER
                                                            COMMON       PERCENTAGE        OF       PERCENTAGE
NAME AND ADDRESS                                            SHARES        OF CLASS      WARRANTS     OF CLASS
----------------                                          ----------     ----------     ---------   ----------
Bennett S. LeBow........................................  12,849,119(1)     55.5%(2)    3,069,664      17.2%
Brooke Group Ltd.
BGLS Inc.
  100 S.E. Second Street
  Miami, FL 33131

New Valley Holdings, Inc.
  204 Plaza Centre
  3505 Silverside Road
  Wilmington, DE 19810

Carl C. Icahn...........................................   1,262,686(3)      5.5%(4)      312,301       1.7%
  c/o Icahn Associates Corp.
  767 Fifth Avenue
  New York, NY 10153

Canyon Capital Advisors LLC.............................   1,142,360(5)      4.9%(6)       57,118         *
Mitchell R. Julis
Joshua S. Friedman
R. Christian B. Evensen
  Suite 200
  9665 Wilshire Boulevard
  Beverly Hills, CA 90212

---------------

* The percentage beneficially owned does not exceed 1% of the class.
(1) Based on Amendment No. 17 to Schedule 13D dated June 7, 1999, filed jointly by Brooke, BGLS Inc., New Valley Holdings Inc., a direct wholly-owned subsidiary of BGLS, and Bennett S. LeBow. According to the filing, BGLS exercises sole voting power and sole dispositive power, subject to the pledge described below, over 85,603 Common Shares and 1,260,349 Warrants and New Valley Holdings exercises sole voting power and sole dispositive power, subject to the pledge, over 12,763,516 Common Shares and 1,809,315 Warrants. Each of BGLS and New Valley Holdings disclaims beneficial ownership of the shares beneficially owned by the other under Rule 13d-3 under the Exchange Act, or for any other purpose. Each of Brooke and Mr. LeBow disclaims beneficial ownership of these shares under Rule 13d-3, or for any other purpose. BGLS and New Valley Holdings have pledged their Company shares to secure BGLS' senior secured notes. The indenture for the notes also provides for restrictions on affiliated transactions between the Company and Brooke, BGLS and their affiliates, as well as for restrictions on the use of future distributions received from the Company.
(2) Assuming exercise of the warrants held by the named individual and entities only, the percentage of class would be 60.7%. Assuming exercise of all outstanding warrants, the percentage of class would be 38.8%.
(3) Based on Schedule 13D dated June 4, 1999, filed by Carl C. Icahn and affiliated entities. These shares include 1,262,686 Common Shares and 311,301 Warrants of which Tortoise Corp. has sole voting power and sole dispositive power and 20,000 Common Shares and 1,000 Warrants of which Little Meadows Corp. has sole voting power and sole dispositive power. Both of these corporations are 100% owned by Mr. Icahn, who has shared voting power and shared dispositive power over 1,262,686 Common Shares and 312,301 Warrants.

(4) Assuming exercise of the warrants held by the named individual only, the percentage of class would be 6.7%. Assuming exercise of all outstanding warrants, the percentage of class would be 3.8%.
(5) Based on Schedule 13D dated March 5, 1999, filed by the named individuals and entities. Canyon Capital Advisors LLC is an investment advisor to various managed accounts. Capital Advisors LLC is owned in equal shares by entities controlled by Messrs. Julis, Friedman and Evensen. The named entity and individuals have reported that, as of March 5, 1999, the entity had sole power, and the individuals shared power, to vote or to direct the voting and to dispose or direct the disposition of 1,142,360 Common Shares.
(6) Assuming exercise of the warrants held by the named individuals and entities only, the percentage of class would be 5.2%. Assuming exercise of all outstanding warrants, the percentage of class would be 2.9%.

     The following table sets forth, as of the record date, the beneficial ownership of the Common Shares and Warrants by each of the Company's directors and nominees, each of the executive officers named in the Summary Compensation Table below and all directors and executive officers as a group. The percentage of each class includes securities of which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act. Unless otherwise indicated, each person possesses sole voting and investment power with respect to securities indicated as beneficially owned, and the business address of each person is 100 S.E. Second Street, Miami, Florida 33131.

                                                               NUMBER
                                                                 OF                       NUMBER
                                                               COMMON     PERCENTAGE        OF       PERCENTAGE
NAME AND ADDRESS                                               SHARES      OF CLASS      WARRANTS     OF CLASS
----------------                                             ----------   ----------     ---------   ----------
Bennett S. LeBow(1)(4).....................................  12,849,119      55.5%(8)    3,069,664      17.2%
Howard M. Lorber(2)(4).....................................     752,703       3.2%(9)      328,112       1.8%
Richard J. Lampen(4).......................................           0        --                0        --
Henry C. Beinstein(3)(5)...................................      11,499         *(10)      172,500       1.0%
Arnold I. Burns(5).........................................           0        --                0        --
Ronald J. Kramer(5)........................................           0        --                0        --
Barry W. Ridings(5)........................................           0        --                0        --
Victor M. Rivas(5) (7).....................................     106,070         *                0        --
Marc N. Bell(6)............................................           0        --                0        --
J. Bryant Kirkland III(6)..................................           0        --                0        --
All directors and executive officers as a group
  (10 persons) ............................................  13,719,391      58.9% (11)  3,570,276      19.7%

---------------

   * The percentage beneficially owned does not exceed 1% of the class.
 (1) Includes the BGLS shares and the New Valley Holding shares, as to which Mr. LeBow disclaims beneficial ownership. See footnote (1) to the preceding table.
 (2) Includes 32,666 Common Shares and 292,000 Warrants subject to employee stock options exercisable within 60 days of the record date.
 (3) Includes 833 Common Shares and 12,500 Warrants beneficially owned by his spouse, as to which shares Mr. Beinstein disclaims beneficial ownership.
 (4) The named individual is a director and an executive officer of the Company.
 (5) The named individual is a director of the Company.
 (6) The named individual is an executive officer of the Company.
 (7) Represents shares subject to employee stock options exercisable within 60 days of the record date.
 (8) Assuming exercise of the warrants held by the named individual only, the percentage of class would be 60.7%. Assuming exercise of all outstanding warrants, the percentage of class would be 38.8%.
 (9) Assuming exercise of the warrants held by the named individual only, the percentage of class would be 4.6%. Assuming exercise of all outstanding warrants, the percentage of class would be 2.6%.
(10) Assuming exercise of the warrants held by the named individual only, the percentage of class would be .8%. Assuming exercise of all outstanding warrants, the percentage of class would be .4%.
(11) Assuming exercise of the warrants held by the group only, the percentage of class would be 64.4%. Assuming exercise of all outstanding warrants, the percentage of class would be 41.8%.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's by-laws provide that the number of directors shall be not more than nine and not less than three as shall be determined from time to time by the board. The board of the Company currently consists of eight directors. The present term of office of all directors will expire at the annual meeting.

     Provided a quorum is present, directors are elected by a plurality of the votes cast at an election, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The nominees for election as directors are discussed below. Although each nominee presently intends to serve, if any nominee is unable or unwilling to serve, the board may nominate another person in substitution. In that case, the persons named as proxies in the accompanying proxy card will vote FOR the election of the substitute nominee for director.

     The board recommends that stockholders vote FOR election of the nominees named below.

INFORMATION WITH RESPECT TO NOMINEES

     The following table sets forth, as of the record date, certain information as to each of the nominees. Each nominee is a citizen of the United States.

                                                                                             DIRECTOR
NAME AND ADDRESS                               AGE           PRINCIPAL OCCUPATION              SINCE
----------------                               ---      -------------------------------    -------------
Bennett S. LeBow.............................  62       Chairman of the Board and Chief    December 1987
  New Valley Corporation                                Executive Officer of the
  100 S.E. Second Street                                Company
  Miami, FL 33131

Howard M. Lorber.............................  51       President and Chief Operating       January 1991
  New Valley Corporation                                Officer of the Company
  100 S.E. Second Street
  Miami, FL 33131

Richard J. Lampen............................  46       Executive Vice President and           July 1996
  New Valley Corporation                                General Counsel of the Company
  100 S.E. Second Street
  Miami, FL 33131

Henry C. Beinstein...........................  57       Executive Director,                November 1994
  Schulte Roth & Zabel LLP                              Schulte Roth & Zabel
  900 Third Avenue                                      LLP
  New York, NY 10022

Arnold I. Burns..............................  70       Managing Director, Arnhold and     November 1994
  Arnhold and S. Bleichroeder, Inc.                     S. Bleichroeder, Inc.
  1345 Avenue of the Americas
  New York, NY 10105

Ronald J. Kramer.............................  41       Managing Director, Wasserstein     November 1994
  Wasserstein, Perella & Co., Inc.                      Perella & Co., Inc.
  31 West 52nd Street
  New York, NY 10021

Barry W. Ridings.............................  48       Managing Director,                 November 1994
  Lazard Freres & Co. LLC                               Lazard Freres & Co. LLC
  30 Rockefeller Plaza
  New York, NY 10020

Victor M. Rivas..............................  56       Chairman and Chief Executive        October 1999
  Ladenburg Thalmann & Co. Inc.                         Officer of Ladenburg Thalmann
  590 Madison Avenue                                    & Co. Inc.
  New York, NY 10022

     BENNETT S. LEBOW has been Chairman of the Board of the Company since January 1988 and Chief Executive Officer since November 1994 and currently holds various positions with the Company's subsidiaries. Since June 1990, Mr. LeBow has been the Chairman of the Board, President and Chief Executive Officer of Brooke, a New York Stock Exchange-listed holding company, and since October 1986 has been a director of Brooke. Since November 1990, he has been Chairman of the Board, President and Chief Executive Officer of BGLS, which directly or indirectly holds Brooke's equity interests in several private and public companies. Mr. LeBow has been a director of Liggett Group Inc., a manufacturer and seller of cigarettes, since June 1990. Liggett is a wholly-owned subsidiary of BGLS.

     HOWARD M. LORBER has been President and Chief Operating Officer of the Company since November 1994. Mr. Lorber has been Chairman of the Board of Hallman & Lorber Assoc., Inc., consultants and actuaries to qualified pension and profit sharing plans, and various of its affiliates since 1975. Mr. Lorber has been a stockholder and a registered representative of Aegis Capital Corp., a broker-dealer and a member firm of the National Association of Securities Dealers, since 1984; Chairman of the Board of Directors since 1987 and Chief Executive Officer since November 1993 of Nathan's Famous, Inc., a chain of fast food restaurants; a consultant to Brooke and Liggett since January 1994; a director and member of the audit committee of United Capital Corp., a real estate investment and diversified manufacturing company, since May 1991; a director and member of the audit committee of Prime Hospitality Corp., a company doing business in the lodging industry, since May 1994; and a director of PLM International Inc., a leasing company, since January 1999.

     RICHARD J. LAMPEN has been the Executive Vice President and General Counsel of the Company since October 1995. Since July 1996, Mr. Lampen has served as Executive Vice President of Brooke and BGLS and since November 1998 as President and Chief Executive Officer of CDSI Holdings Inc., a marketer of an inventory control system in which the Company also has a controlling interest. Mr. Lampen has been a director of Thinking Machines Corporation, a developer and marketer of data mining and knowledge discovery software in which the Company has a controlling interest, since February 1996; a director of CDSI, since January 1997; and a director of Panaco, Inc., an independent oil and gas exploration and production company, since February 1999. From May 1992 to September 1995, Mr. Lampen was a partner at Steel Hector & Davis, a law firm located in Miami, Florida. From January 1991 to April 1992, Mr. Lampen was a Managing Director at Salomon Brothers Inc, an investment bank, and was an employee at Salomon Brothers Inc from 1986 to April 1992. Mr. Lampen has served as a director of a number of other companies, including U.S. Can Corporation, The International Bank of Miami, N.A. and Spec's Music Inc., as well as a court-appointed independent director of Trump Plaza Funding, Inc.

     HENRY C. BEINSTEIN became the Executive Director of Schulte Roth & Zabel LLP, a New York-based law firm, in August 1997. Before that, Mr. Beinstein had served as the Managing Director of Milbank, Tweed, Hadley & McCloy LLP, a New York-based law firm, commencing November 1995. Mr. Beinstein was the Executive Director of Proskauer Rose LLP, a New York-based law firm, from April 1985 through October 1995. Mr. Beinstein is a certified public accountant in New York and New Jersey and prior to joining Proskauer was a partner and National Director of Finance and Administration at Coopers & Lybrand.

     ARNOLD I. BURNS has been a Managing Director at Arnhold and S. Bleichroeder, Inc., an investment bank, since February 1999. Mr. Burns was a partner of Proskauer Rose LLP from September 1988 to January 1999. Mr. Burns was Associate Attorney General of the United States in 1986 and Deputy Attorney General from 1986 to 1988.

     RONALD J. KRAMER has been a Managing Director at Wasserstein Perella & Co., Inc., an investment bank, since July 1999. Mr. Kramer was the Chairman of the Board and Chief Executive Officer of Ladenburg Thalmann & Co. Inc., a broker-dealer and investment bank, from December 1995 to July 1999. Ladenburg is an indirect wholly-owned subsidiary of the Company. Mr. Kramer currently serves as a director of Griffon Corporation, Lakes Gaming, Inc. and TMP Worldwide Inc.

     BARRY W. RIDINGS has been a Managing Director at Lazard Freres LLC since June 1999. Mr. Ridings was a Managing Director of Deutsche Banc Alex. Brown, an investment bank, from March 1990 to June 1999. Mr. Ridings currently serves as a director of Noodle Kidoodle Inc. and Furr's Restaurant Group Inc.

     VICTOR M. RIVAS has been Chairman and Chief Executive Officer of Ladenburg since July 1999, and an employee of that firm since September 1997. Prior to joining Ladenburg, Mr. Rivas served as an officer of the brokerage firms of Rickel & Associates, Inc. from March 1997 to September 1997 and Janssen-Meyers Associates, L.P. from January 1996 to March 1997. Mr. Rivas had previously served as Chairman of the Board and Chief Executive Officer of Conquest Industries Inc. and its subsidiary, Conquest Airlines Corp.

BOARD OF DIRECTORS AND COMMITTEES

     During 1999, the Board held three meetings. Each director attended at least 75% of the aggregate number of meetings of the Board and of each committee of which he was a member held during such period. During that period, the executive committee, currently composed of Messrs. LeBow, as Chairman, Lorber and Burns, acted by written consent seven times and the audit committee, currently composed of Messrs. Beinstein, Burns and Ridings, met twice.

     The executive committee exercises, in the intervals between meetings of the Board, all the powers of the board in the management and affairs of the Company.

     The audit committee reviews, with the Company's independent auditors, matters relating to the scope and plan of the audit, the adequacy of internal controls and the preparation of financial statements, and reports and makes recommendations to the board with respect thereto.

     The stock plan committee, currently composed of Messrs. Beinstein and Ridings, administers the Company's 2000 Long-Term Incentive Plan.

     In November 1994, the Board determined not to have a separate compensation committee and to act on compensation matters as a committee of the whole. For information on the compensation of the Company's executive officers, see "Board Report on Executive Compensation". The Company does not have a nominating committee.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation awarded to, earned by or paid during the past three years to those persons who were, at December 31, 1999, the Company's Chief Executive Officer and the other executive officers whose cash compensation exceeded $100,000 (collectively, the "named executive officers").

                         SUMMARY COMPENSATION TABLE (1)

                                                                                                        LONG-TERM
                                                                ANNUAL COMPENSATION                   COMPENSATION
                                                      ----------------------------------------   -----------------------
                                                                                                              SECURITIES
                                                                                                                UNDER-
                                                                                    OTHER        RESTRICTED     LYING
                  NAME AND                                                         ANNUAL          STOCK       OPTIONS
             PRINCIPAL POSITION                YEAR     SALARY       BONUS      COMPENSATION      AWARD(S)       (#)
             ------------------                ----   ----------    --------   ---------------   ----------   ----------
Bennett S. LeBow.............................  1999   $2,000,000          --       $56,946(2)          --           --
  Chairman and Chief Executive                 1998    2,000,000          --                           --           --
  Officer                                      1997    2,000,000          --                           --           --

Howard M. Lorber.............................  1999    1,650,000    $500,000        82,500(2)          --           --
  President and Chief Operating                1998    1,400,000     250,000                           --           --
  Officer                                      1997    1,400,000     976,544(3)                        --           --

Richard J. Lampen............................  1999      750,000          --                           --           --
  Executive Vice President and                 1998      750,000     750,000                           --           --
  General Counsel(4)                           1997      650,000          --                           --           --

Marc N. Bell.................................  1999      300,000          --                           --           --
  Vice President, Associate                    1998      300,000     300,000                           --           --
  General Counsel and Secretary(5)

J. Bryant Kirkland III.......................  1999      250,000          --                           --           --
  Vice President, Chief Financial              1998      200,000     200,000                           --           --
  Office and Treasurer(6)

---------------

(1) Unless otherwise stated, the aggregate value of perquisites and other personal benefits received by the named executive officers are not reflected because the amounts were below the reporting requirements established by SEC rules.
(2) Represents allowances paid by the Company to an entity affiliated with Mr. LeBow and to Mr. Lorber for lodging and related business expenses.
(3) Includes $476,544 paid to Mr. Lorber under the Company's obligation to reimburse him for taxes relating to the vesting of a 1996 restricted stock award. See "Employment Agreements."
(4) The table reflects 100% of Mr. Lampen's salary and bonus, all of which are paid by the Company, and includes his salary and bonus from the Company and a bonus of $500,000 awarded by Brooke for 1998. Of Mr. Lampen's salary and bonus from the Company, 25% (or $187,500 in 1999, $250,000 in 1998 and
    $162,500 in 1997) and all of the 1998 bonus from Brooke have been reimbursed to the Company by Brooke.
(5) In February 1998, Mr. Bell was appointed a Vice President of the Company. The table reflects 100% of Mr. Bell's salary and bonus, all of which are paid by Brooke. Of Mr. Bell's salary and bonus from Brooke, $150,000 in 1999 and $200,000 in 1998 has been reimbursed to Brooke by the Company.
(6) In January 1998, Mr. Kirkland was appointed a Vice President of the Company. The table reflects 100% of Mr. Kirkland's salary and bonus, all of which are paid by the Company, and includes his salary and bonus from the Company and a bonus of $200,000 awarded by Brooke for 1998. Of Mr. Kirkland's salary and bonus from the Company, 25% (or $62,500 in 1999 and $66,666 in 1998) and all of the 1998 bonus from Brooke have been reimbursed to the Company by Brooke.

     The following table sets forth certain information concerning unexercised options held by the named executive officers as of December 31, 1999. There were no stock options exercised by the named executive officers during 1999.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                 OPTIONS AT                    OPTIONS AT
                                                              DECEMBER 31, 1999             DECEMBER 31, 1999
                                                         ---------------------------   ---------------------------
                         NAME                            EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                         ----                            -----------   -------------   -----------   -------------
Howard M. Lorber
  Common Shares........................................     32,666         32,667       $166,405*      $166,405*
  Warrants.............................................    292,000        292,000

---------------

* Calculated using the closing price of $4.625 per Common Share and $.6875 per Warrant on December 31, 1999 less the option exercise price.

COMPENSATION OF DIRECTORS

     In 1999, each non-employee director of the Company received an annual fee of $35,000 for serving on the board of directors, an annual fee of $60,000 for serving on the executive committee thereof and a $1,000 fee for attendance at each meeting of the board of directors or a committee thereof other than the executive committee. Each director is reimbursed for reasonable out-of-pocket expenses incurred in serving on the board.

EMPLOYMENT AGREEMENTS

     Bennett S. LeBow is a party to an employment agreement with the Company dated as of June 1, 1995, as amended effective as of January 1, 1996. The agreement had an initial term of three years effective as of January 18, 1995, with an automatic one-year extension on each anniversary of the effective date unless notice of non-extension is given by either party within the 60-day period before this date. As of January 1, 2000, Mr. LeBow's annual base salary was $2 million. Following termination of his employment without cause, he would continue to receive his base salary for a period of 36 months commencing with the next anniversary of the effective date following the termination notice. Following termination of his employment within two years of a change of control, he would receive a lump sum payment equal to 2.99 times his then current base salary.

     Howard M. Lorber is a party to an employment agreement with the Company dated June 1, 1995. The agreement had an initial term of three years effective as of January 18, 1995, with an automatic one-year extension on each anniversary of the effective date unless notice of non-extension is given by either party within 60 days before this date. As of January 1, 2000, Mr. Lorber's annual base salary was $1.65 million. The Board must periodically review this base salary and may increase but not decrease it from time to time in its sole discretion. In addition, the Board may award an annual bonus to Mr. Lorber in its sole discretion. The board awarded Mr. Lorber a bonus of $500,000 for 1999. In January 1998, Mr. Lorber and the Company entered into an amendment to his employment agreement under which he is entitled to receive an additional annual bonus in an amount necessary to reimburse him, on an after-tax basis, for all applicable taxes incurred by him during the prior calendar year as a result of the grant to him, or vesting, of the 1996 award of 36,000 restricted Class A Senior Preferred Shares and options to acquire 330,000 Common Shares and 97,000 Class B Preferred Shares. Following termination of his employment without cause, he would continue to receive his base salary for a period of 36 months commencing with the next anniversary of the effective date following the termination notice. Following termination of his employment within two years of a change of control, he would receive a lump sum payment equal to 2.99 times the sum of his then current base salary and the bonus amounts earned by him for the twelve-month period ending with the last day of the month immediately before the month in which the termination occurs.

     Richard J. Lampen is a party to an employment agreement with the Company dated September 22, 1995. The agreement had an initial term of two and a quarter years from October 1, 1995 with automatic renewals after the initial term for additional one-year terms unless notice of non-renewal is given by either party within the 90-day period before the termination date. As of January 1, 2000, his annual base salary was $750,000. In addition, the Board may award an annual bonus to Mr. Lampen in its sole discretion. The Board may increase but not decrease Mr. Lampen's base salary from time to time in its sole discretion. Following termination of his employment without cause, he would receive severance pay in a lump sum equal to the amount of his base salary he would have received if he was employed for one year after termination of his employment term.

     J. Bryant Kirkland III is a party to an employment agreement with the Company dated August 1, 1999. The agreement has an initial term of one year from August 1, 1999 with automatic renewals after the initial term for additional one-year terms unless notice of non-renewal is given by either party within the ninety-day period prior to the termination date. As of January 1, 2000, his annual base salary was $250,000. In addition, the Board of Directors may award an annual bonus to Mr. Kirkland in its sole discretion. The Board may increase (but not decrease) Mr. Kirkland's base salary from time to time in its sole discretion. Following termination of his employment without cause, Mr. Kirkland would receive severance pay in a lump sum equal to the amount of his base salary he would have received if he was employed for one year after termination of his employment term.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not currently have a compensation committee. The Board acts on compensation matters as a committee of the whole. During 1999, Messrs. LeBow, Lorber, Lampen, Kramer (until July 1999) and Rivas served as an officer or employee of the Company or its subsidiaries.

BOARD REPORT ON EXECUTIVE COMPENSATION

     The policy of the Company regarding the compensation of its executive officers is to maintain a total compensation program competitive with comparable companies so as to attract and retain highly qualified personnel.

     In June 1995, the Company entered into employment agreements with Messrs. LeBow and Lorber, after it had engaged an independent executive compensation advisor to advise as to their compensation. In addition, the Company had appointed Messrs. Burns, Ridings and a former director as members of an ad hoc committee to review the advisor's report and make a recommendation to the board on their compensation. The committee evaluated various factors, including the roles of Messrs. LeBow and Lorber in effecting recent material transactions entered into by the Company, their prior services to the Company, and the compensation levels of other senior executive officers at comparable companies performing comparable services. In determining the appropriate compensation level for Mr. LeBow's employment agreement, the board, after a review of such matters, including the recommendation of the committee and the report of the advisor, accepted the recommendation of the committee. First, the board noted that the Company's bankruptcy plan provided that the compensation paid to Mr. LeBow for services rendered in his capacity as an officer or director of the Company could not exceed $2,000,000 per year, and that these restrictions were extensively discussed during the Company's reorganization proceedings. The board of directors then determined, based upon additional recommendations of the committee and the advisor's report, that:

     - the Company had been relying on a temporary exemption from registration pursuant to Rule 3a-2 under the Investment Company Act of 1940;

     - implementation of the Company's strategy of acquisitions and dispositions in connection therewith would involve complex matters requiring dedicated senior management;

     - Mr. LeBow possessed substantial experience in acquiring and managing operating companies;

     - the proposed annual compensation level of $2,000,000 for Mr. LeBow was reasonable compared to the compensation levels of other chief executive officers at comparable companies performing comparable services; and

     - because Mr. LeBow's compensation was limited to $2,000,000 per year under the Company's bankruptcy plan, as indicated above, Mr. LeBow would not receive any bonus or other payment based upon the Company's performance. (These provisions of the bankruptcy plan terminated upon consummation of the Company's recapitalization in June 1999.)

     In determining the compensation levels of the Company's other executive officers, the board of directors reviews the officer's prior experience, including in acquiring and managing operating companies, and the officer's contribution to the Company's strategy in the area. The board also compares the salary of the officer with the compensation levels of other executive officers performing comparable services, both in the Company and of comparable companies. The employment agreements of certain executive officers provide for the payment of bonuses at the sole discretion of the board. Based on various factors, Mr. Lorber was awarded a bonus of $500,000 by the board for 1999.

     In 1993, Section 162(m) was added to the Internal Revenue Code. This section generally provides that no publicly held company may deduct compensation in excess of $1 million paid in any taxable year to its chief executive officer or any of its four other highest paid officers unless:

     - the compensation is payable solely on account of the attainment of performance goals;

     - the performance goals are determined by a compensation committee of two or more outside directors;

     - the material terms under which compensation is to be paid are disclosed to and approved by the stockholders of the Company; and

     - the compensation committee certifies that the performance goals were met.

     This limitation is applicable to compensation paid by the Company to certain of its executive officers. The effect of the Code Section 162(m) limitation is substantially mitigated by the Company's net operating losses, although the amount of any deduction disallowed under Code Section 162(m) could increase the Company's alternative minimum tax by up to 2% of such disallowed amount.

     The foregoing information is provided by the board of directors.

                                          Henry C. Beinstein
                                          Arnold I. Burns
                                          Ronald J. Kramer
                                          Richard J. Lampen
                                          Bennett S. LeBow
                                          Howard M. Lorber
                                          Barry W. Ridings
                                          Victor M. Rivas

PERFORMANCE GRAPH

     The following graph compares the total annual return of the Company's Common Shares, the S&P 500 Index, the S&P SmallCap 600 Index, and the NASDAQ Composite Index for the five years ended December 31, 1999. The graph assumes the value of the investment in the Common Shares and each index was $100 on December 31, 1994 and that all dividends were reinvested. No dividends were paid on Common Shares in the years indicated below. Because of the Company's emergence in 1995 from bankruptcy and the Company's subsequent acquisitions and dispositions, the Company does not believe that it can reasonably identify a "peer group". In lieu thereof, it has included statistical information with respect to companies in the S&P 500 Index, the S&P SmallCap 600 Index and the NASDAQ Composite Index. Stock prices are adjusted for stock splits and the 1999 recapitalization.

                                             NEW VALLEY
                                            CORPORATION              S&P 500            S&P SMALLCAP 600       NASDAQ COMPOSITE
                                            -----------              -------            ----------------       ----------------
12/94                                           100                    100                    100                    100
12/95                                           288                    137                    129                    140
12/96                                            70                    168                    157                    173
12/97                                            27                    224                    197                    211
12/98                                            25                    287                    194                    296
12/99                                            36                    347                    218                    551

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Lorber, a director and executive officer of the Company, is a stockholder and registered representative of Aegis, a broker-dealer that has performed services for the Company and its subsidiaries since before January 1, 1999. During 1999, Aegis received commissions and other income in the aggregate amount of approximately $59,000. Aegis, in the ordinary course of its business in 1999, engaged in brokerage activities with Ladenburg on customary terms. Mr. Lorber is also Chairman of the Board of Hallman & Lorber and its affiliates, and serves as a consultant to Brooke and Liggett and is a stockholder of Brooke. During 1999, Hallman & Lorber and its affiliates received ordinary and customary insurance commissions aggregating approximately $158,000 on various insurance policies issued for the Company and its affiliates.

     In 1995, the Company and Brooke entered into an expense sharing agreement pursuant to which certain lease, legal and administrative expenses are allocated to the entity incurring the expense. The Company expensed approximately $307,000 under this agreement for 1999.

     In September 1998, the Company made a one-year $950,000 loan to BGLS bearing interest at 14% per annum which has been repaid in full.

     Until January 1999, Mr. Burns, a director of the Company, was a partner of Proskauer Rose LLP, a law firm which has been engaged to perform legal services for the Company in the past and which may be so engaged in the future. The fees received for such legal services in 1999 did not exceed five percent of the law firm's revenues.

     During 1999, Arnhold and S. Bleichroeder, Inc., of which Mr. Burns is a Managing Director, provided investment banking services to the Company in connection with the sale of an interest in Ladenburg to Berliner
Effektengesellschaft AG. The fees received for such services in 1999 did not exceed five percent of the investment bank's revenues.

     In February 1998, the Company and Apollo Real Estate Investment Fund III, L.P. organized Western Realty Development LLC to make real estate and other investments in Russia. The Company agreed, among other things, to contribute to Western Realty Development the Russian real estate assets of its subsidiary BrookeMil Ltd., and Apollo agreed to contribute $65 million. Western Realty Development has made a $30 million participating loan to Western Tobacco Investments LLC, which holds the interest of Brooke (Overseas) Ltd., a subsidiary of Brooke, in Liggett-Ducat Ltd. The loan is payable out of a 30% profits interest in the entity.

     See "Item 3. Legal Proceedings", as well as Note 10 to the Company's Consolidated Financial Statements, in the accompanying annual report, for information concerning pending lawsuits relating to the Company's purchase of BrookeMil Ltd. from Brooke (Overseas) Ltd. in January 1997.

        APPROVAL OF NEW VALLEY CORPORATION 2000 LONG-TERM INCENTIVE PLAN

     The board has approved and the Company has adopted, subject to stockholder approval, the New Valley Corporation 2000 Long-Term Incentive Plan. A general description of the basic features of the plan is set forth below. This description is qualified in its entirety by reference to the full text of the plan included as Appendix A to this proxy statement.

PURPOSE

     The purpose of the plan is to promote the interests of the Company, its subsidiaries and its stockholders by enabling the Company to attract, retain and motivate officers, employees and consultants and to align the interests of those individuals and the Company's stockholders. To do this, the plan offers equity-based opportunities to provide such persons with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its subsidiaries.

NUMBER OF SHARES

     The maximum number of Common Shares as to which awards may be granted will not exceed 2,500,000 shares. During any calendar year, no individual may be granted stock options under the plan to acquire more than 1,250,000 Common Shares. In addition, during the term of the plan, each individual participant may not receive awards of stock options, stock appreciation rights and/or restricted shares in excess of 1,250,000 shares. These limits are subject to proportional adjustment to reflect stock changes, such as stock dividends and stock splits.

     If any awards expire or terminate unexercised, the Common Shares allocable to the unexercised or terminated portion will again be available for awards under the plan, subject to limitations.

ADMINISTRATION

     The administration, interpretation and operation of the plan will be vested in a committee of the board. Members of the committee will serve at the pleasure of the board, which may at any time remove or add members to it. No member of the committee will be eligible to receive an award under the plan. The day-to-day administration of the plan may be carried out by officers and employees of the Company designated by the committee. The board has designated its stock plan committee to administer the Plan.

ELIGIBILITY

     All officers, employees and consultants of the Company and its subsidiaries are eligible to receive awards under the plan. Awards under the plan will be made by the committee. Awards will be made pursuant to individual award agreements between the Company and each participant.

AWARDS UNDER THE PLAN

     Introduction. Awards under the plan may consist of stock options, stock appreciation rights or restricted shares, each of which is described below. All awards will be evidenced by an agreement approved by the committee. In the discretion of the committee, an eligible employee may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee. In the event of any change in the outstanding Common Shares of the Company by reason of certain stock changes, including without limitation stock dividends and stock splits, the terms of awards and number of shares of any outstanding award may be equitably adjusted by the board in its sole discretion. Except as set forth below under "2000 Stock Option Grants Under the Plan," no determination has been made as to future awards which may be granted under the plan, although it is anticipated that future recipients of awards may include current executive officers of the Company and its subsidiaries.

     Stock Options and Stock Appreciation Rights. A stock option is an award that entitles a participant to purchase Common Shares at a price fixed at the time the option is granted. Stock options granted under the plan may be in the form of incentive stock options, which qualify for special tax treatment, or non-qualified stock options, and may be granted alone or in addition to other awards under the plan, or in tandem with stock appreciation rights ("SARs").

     SARs entitle a participant to receive, upon exercise, cash, restricted shares or unrestricted Common Shares, or any combination thereof, as provided in the relevant award agreement, with a value equal to the difference between:

     - the fair market value on the exercise date of the shares with respect to which an SAR is exercised and

     - the fair market value on the date the SAR was granted,

multiplied by the number of Common Shares for which the SAR has been exercised.

     No SAR may be exercised until six months after its grant or prior to the exercisability of the stock option with which it is granted in tandem, whichever is later.

     The exercise price and other terms and conditions of options will be determined by the committee at the time of grant, and in the case of incentive stock options, the exercise price will not be less than 100 percent of the fair market value of the Common Shares on the date of the grant. No term of any incentive stock options may exceed ten years after grant. An option or SAR grant under the plan does not provide an optionee any rights as a shareholder. These rights will accrue only as to shares actually purchased through the exercise of an option or the settlement of an SAR.

     An option or SAR grant under the plan may, if determined by the committee, include the payment of dividend equivalents. Under such an award, the participant would receive a payment equal to the amount of any dividend or other distribution that would have been paid on the shares covered by the award had the covered shares been issued and outstanding on the dividend record date.

     Exercise of an option or an SAR will result in the cancellation of the related option or SAR to the extent of the number of shares in respect of which such option or SAR has been exercised. Unless otherwise determined by the committee or provided in the relevant award agreement, stock options become exercisable over a three-year period from the date of grant with 33 1/3% vesting on each anniversary of the grant in that time period.

     Payment for shares issuable on exercise of an option may be made either in cash or, if permitted by the committee, by tendering a fully-secured promissory note or Common Shares owned by a participant for at least six months with a fair market value at the date of exercise equal to the portion of the exercise price not paid in cash. The committee may also allow participants to simultaneously exercise acquired stock options and sell the Common Shares under a "cashless exercise" arrangement.

     Restricted Share Awards. Restricted share awards are grants of Common Shares made to a participant subject to conditions established by the committee in the relevant award agreement. The restricted shares become unrestricted only in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement, but in no event may restricted shares vest before six months after the date of grant. A participant may not sell or otherwise dispose of restricted stock until the conditions imposed by the committee have been satisfied. Restricted share awards under the plan may be granted alone or in addition to other awards under the plan. Restricted shares that vest will be reissued as unrestricted Common Shares.

     Each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends will be treated as additional restricted shares.

FORFEITURE UPON TERMINATION

     Unless otherwise provided in the relevant award agreement or in a participant's then-effective employment agreement, if a participant's employment is terminated for any reason, any unexercisable option or SAR will be forfeited and canceled by the Company. The participant's right to exercise any then-exercisable option or SAR will terminate 90 days after the date of termination, but not beyond the stated term of such stock option or SAR. However, the committee may, to the extent options and/or SARs were exercisable on the date of termination, extend these periods, but not beyond the stated term of such option and/or SAR. If a participant dies, becomes totally disabled or retires, he or she, or his or her estate or other legal representative, to the extent the options or SARs are exercisable immediately prior to the date of death, total disability or retirement, will be entitled to exercise any stock options or SARs for one year, but not beyond the stated term of such option or SAR.

     If a participant's employment is terminated for any reason other than due to death, total disability or retirement before the satisfaction and/or lapse of the restrictions, terms and conditions, applicable to any grant of restricted shares, the restricted shares will be immediately forfeited. However, the committee may, in its sole discretion, determine within 90 days after termination that all or a portion of the restricted shares should not be forfeited. In the case of death, total disability or retirement, the participant, or his or her estate or other legal representatives, will become 100% vested in any restricted shares as of the date of termination.

AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The board of directors may suspend or terminate the plan at any time and may amend the plan at any time as it deems advisable to insure that awards conform to or otherwise reflect changes in applicable law or regulations, or otherwise as it may deem to be in the best interests of the Company or any subsidiary. No amendment, suspension or termination by the board of directors may materially adversely affect the rights of any award without the consent of the grantee, or make any change that would disqualify the plan from the benefits or entitlements to deductions provided under Sections 422 and 162(m) of the Internal Revenue Code.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     Incentive Stock Options. Stock options granted under the plan may be incentive stock options (within the meaning of Section 422 of the Internal Revenue Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. No income is recognized by the optionee upon the exercise of an incentive stock option if the holding period requirements contained in the plan and in the Code are met. These include the requirement that the optionee remain an employee of the Company or a subsidiary during the period beginning with the date of the grant and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

     Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of after the second anniversary of the date of grant of the option and after the end of the one-year period beginning on the day after the shares are issued to the optionee, any gain or loss realized upon the disposition will be long-term capital gain or loss, and the Company will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of the gain or loss, the optionee's tax basis in the shares will be the option price.

     Generally, if the shares are disposed of within these periods, the excess of the amount realized up to the fair market value of the shares on the exercise date over the option price will be compensation taxable to the optionee as ordinary income. In this case, the Company will be entitled to a deduction, subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions", equal to the amount of ordinary income realized by the optionee.

     If an optionee has not remained an employee of the Company during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised, the exercise of the option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

     Non-Qualified Stock Options. Upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company will be entitled to a deduction, subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions", in an amount equal to the difference between the fair market value on the exercise date of the shares acquired and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long-or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of the gain or loss, the optionee's tax basis in the shares will be the fair market value of the shares on the exercise date.

     If an optionee elects to tender Common Shares in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered were previously acquired upon the exercise of an incentive stock option, and exercise occurs within two years after the date of grant of the option or one year after the tendered shares were acquired, the tender will be a taxable disposition with the tax consequences described above under the caption "Incentive Stock Options" for taxable dispositions within two years after the date of grant of the option or within one year after shares are acquired upon the exercise of an incentive stock option.

     If the optionee tenders shares upon an exercise of an option that would result in the receipt of compensation by the optionee, the optionee will recognize compensation taxable as ordinary income. In this case, the Company will be entitled to a deduction, subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions", in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise in excess of the number of tendered shares, less any cash paid by the optionee.

     Stock Appreciation Rights. Generally, upon the grant of a stock appreciation right, an optionee will not realize any income. At the time a stock appreciation right is exercised, an optionee will realize compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to any cash received before applicable withholding plus the fair market value on the exercise date of any Common Shares received. The optionee's tax basis in shares received upon the exercise of a stock appreciation right will be the fair market value of such shares on the exercise date and the holding period of such shares for capital gain purposes will begin on such date.

     Restricted Stock. An employee will not realize any income upon an award of restricted stock. At the time the terms and conditions applicable to a share of restricted stock are satisfied, an employee will realize compensation taxable as ordinary income, and the Company will be entitled to a deduction, equal to the then fair market value of the unrestricted Common Shares received by the employee. The employee's tax basis for any such Common Shares would be their fair market value on the date such terms and conditions are satisfied.

     An employee who receives an award of shares of restricted stock may irrevocably elect under Section 83(b) of the Code to report compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of the shares of restricted stock determined without regard to any restrictions on the date of the transfer of the shares to the employee. The election must be made by the employee not later than 30 days after the date of such award. If the election is made, no income would be recognized by the employee, and the Company will not be entitled to a corresponding deduction, at the time the applicable terms and conditions are satisfied. The employee's tax basis for the shares of restricted stock received would be the fair market value of the restricted stock determined without regard to any restrictions on the date of the award. If an employee makes this election and subsequently all or part of the award is forfeited, the employee will not be entitled to a deduction as a result of the forfeiture.

     Limits on Deductions. Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year. However, compensation which is performance-based will be excluded for purposes of calculating the amount of compensation subject to this limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company is not affected by this provision.

     The Company has structured the plan so that compensation for which the Company may claim a deduction in connection with the exercise of non-qualified stock options and related SARs and the disposition by an optionee of shares acquired upon the exercise of incentive stock options may be performance-based within the meaning of Section 162(m). However, the Company's deduction for any payments to holders of options equal to the amount of any dividends or similar distributions with respect to the Common Shares underlying the unexercised portion of the options will be subject to the limitations on deductibility under
Section 162(m). Because the restricted share awards under the plan are not deemed to be performance-based under Section 162(m), amounts for which the Company may claim a deduction upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).

     The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award, uses Common Shares to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for the shares.

2000 STOCK OPTION GRANTS UNDER THE PLAN

     On March 22, 2000, the Company granted under the plan incentive and non-qualified stock options to purchase a total of 1,196,299 Common Shares. The grant of these options is conditioned upon the approval of the plan by the Company's stockholders at the annual meeting. The recipients of the options were approximately 160 employees of Ladenburg, including Mr. Rivas who was granted options for 265,176 Common Shares. The exercise price of the options was $3 7/8 per share, the fair market value on the date of grant. The options have terms of between seven and ten years and vest over periods of three to five years after the date of grant. However, the options will earlier vest and become immediately exercisable upon the termination of the option holder's employment due to death or disability. Upon the termination of the option holder's employment for any other reason, any then unexercisable portion of the options will be forfeited and cancelled by the Company. The option holder's right to exercise will terminate 90 days after his or her date of termination, but not beyond the stated term of the option. If an option holder dies or becomes disabled, the option holder, or his or her estate or other legal representative, will be entitled to exercise the option for a one-year period following the date of his or her death or disability, but not beyond the stated term of the option.
                             ---------------------

     At the record date, the total number of outstanding Common Shares was 23,159,862 shares. The closing price of the Common Shares on April 17, 2000, on the NASD OTC Electronic Bulletin Board was $3 per share.

EFFECTIVE DATE

     The plan became effective on January 19, 2000, the date of its adoption by the board of directors, subject to stockholder approval. The plan will terminate on December 31, 2009, except with respect to awards then outstanding. Thereafter, no further awards will be granted under the plan unless the plan is extended by the board of directors.

APPROVAL OF THE PLAN

     To become effective, the plan must be approved by the affirmative vote of a majority of the votes cast at the annual meeting on this proposal by the holders of the Common Shares entitled to vote.

     The board recommends a vote FOR approval of the plan.

           APPROVAL OF NEW VALLEY CORPORATION NON-EMPLOYEE DIRECTORS
                              STOCK OPTION PROGRAM

     In January 2000 the board approved and the Company adopted, subject to approval by the Company's stockholders, the New Valley Corporation Non-Employee Directors Stock Option Program. A general description of the basic features of the program is set forth below. This description is qualified in its entirety by reference to the full text of the program included as Appendix B to this proxy statement.

     The program is designed to attract, retain and motivate individuals who the Company believes are capable of making significant contributions to the board and the Company generally, and to align their interests with those of the stockholders.

     The program authorizes the issuance of up to 200,000 Common Shares, subject to proportional adjustment to reflect stock changes, such as stock dividends and stock splits.

     Under the program, each non-employee director of the Company will receive, subject to the approval of the program by the Company's stockholders, upon the later of the adoption of the program by the Company, and the date such individual becomes a non-employee director, an option to acquire 10,000 Common Shares. In addition, commencing with the annual meeting of the Company's stockholders occurring in 2001, and with respect to each later annual meeting of the Company's stockholders occurring during the term of the program, an option to acquire an additional 5,000 Common Shares will be granted automatically to each non-employee director upon his or her re-election to the Board. However, any individual who becomes a non-employee director within 90 days prior to the date of an annual meeting will not be entitled to receive an option to acquire an additional 5,000 Common Shares with respect to the annual meeting of the Company immediately following the date such individual became a non-employee director.

     The exercise price per share for each option awarded under the program will equal the fair market value of a Common Share on the date of grant. Each option will become exercisable on the first anniversary of the date of grant of any such option and will expire on the tenth anniversary of such date. If a non-employee director resigns voluntarily from the board or is removed for cause, any option held by such director, if then unexercisable, will be forfeited and cancelled by the Company or, if then exercisable, must be exercised within 90 days after any the resignation or removal. If the non-employee director is removed without cause, any option held by the director, if then exercisable, will become fully exercisable and all of the exercisable options held by the non-employee director must be exercised within two years after the removal.

     The program will be administered by the board. The board will have the full and final authority to interpret the program and to adopt and amend rules and regulations for the administration of the program as it deems desirable. In addition, the board has the right to amend or terminate the program, subject to certain restrictions. The program will continue in effect until it is terminated by action of the board or the Company's stockholders.

     All options granted under the program will be non-qualified stock options. Upon the grant of a non-qualified option, a non-employee director will not recognize any taxable income. At the time a non-qualified stock option is exercised, a non-employee director will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the fair market value on the exercise date of the shares acquired and the option price. Upon a subsequent disposition of the shares, the non-employee director will recognize long-term or short-term capital gain or loss, depending on the holding period of the shares.

     On January 19, 2000, each of the four non-employee directors of the Company, Henry C. Beinstein, Arnold I. Burns, Ronald J. Kramer and Barry W. Ridings, were granted options under the program to purchase 10,000 Common Shares. The grant of these options is conditioned upon the approval of the program by the Company's stockholders at the annual meeting. The exercise price of the options was $4 11/16 per share, the fair market value on the date of grant.

     To become effective, the program must be approved by the affirmative vote of a majority of the votes cast at the annual meeting on this proposal by the holders of the Common Shares entitled to vote.

     The board recommends a vote FOR approval of the program.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP has been the independent auditors for the Company since March 1995 and will serve in that capacity for the 2000 fiscal year unless the board of directors deems it advisable to make a substitution. It is expected that one or more representatives of such firm will attend the annual meeting and be available to respond to any questions. These representatives will be given an opportunity to make statements at the annual meeting if they so desire.

                                 MISCELLANEOUS

ANNUAL REPORT

     The Company has mailed, with this proxy statement, copies of the annual report to each stockholder as of the record date. IF A STOCKHOLDER REQUIRES AN ADDITIONAL COPY OF THE ANNUAL REPORT, THE COMPANY WILL PROVIDE ONE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY SUCH STOCKHOLDER ADDRESSED TO THE COMPANY'S SECRETARY AT NEW VALLEY CORPORATION, 100 S.E. SECOND STREET, 32ND FLOOR, MIAMI, FLORIDA 33131.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, as well as persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC. These persons are also required by SEC regulations to furnish the Company with copies of all reports that they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during and with respect to the fiscal year ended December 31, 1999, all reporting persons have timely complied with all filing requirements applicable to them.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 2001 annual meeting of stockholders of the Company pursuant to Rule 14a-8 of the Exchange Act must be received by the Company at its principal executive offices, 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, Attention: Marc N. Bell, Secretary, on or before December 21, 2000 in order to be eligible for inclusion in the Company's proxy statement relating to that meeting. Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely unless submitted by March 6, 2001.

OTHER MATTERS

     All information in this proxy statement concerning the capital stock of the Company has been adjusted to give effect to the consummation of the Company's plan of recapitalization on June 4, 1999.

     The cost of this solicitation of proxies will be borne by the Company. In addition to the use of the mails, some of the directors, officers and regular employees of the Company may, without additional compensation, solicit proxies personally or by telephone. The Company will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for expenses incurred in forwarding soliciting material to the beneficial owners of Common Shares.

     The board of directors knows of no other matters which will be presented at the annual meeting. If, however, any other matter is properly presented at the annual meeting, the proxy solicited by this proxy statement will be voted on such matters in accordance with the judgment of the person or persons holding such proxy.

                                          By Order of the Board of Directors,

                                          /s/ Bennett S. LeBow
                                          -----------------------------------
                                          Bennett S. LeBow
                                          Chairman of the Board of Directors

Date: April 18, 2000

                                                                      APPENDIX A

                             NEW VALLEY CORPORATION

                         2000 LONG-TERM INCENTIVE PLAN

     1. PURPOSE. The purpose of the 2000 Long-Term Incentive Plan (the "Plan") is to further and promote the interests of New Valley Corporation (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate officers, employees and consultants or those who will become officers, employees or consultants, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers equity-based opportunities providing such officers, employees and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

     2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

          2.1 "AWARD" means an award or grant made to a Participant under Sections 6, 7 and/or 8 of the Plan.

          2.2 "AWARD AGREEMENT" means the agreement executed by a Participant pursuant to Sections 3.2 and 15.6 of the Plan in connection with the granting of an Award.

          2.3 "BOARD" means the Board of Directors of the Company, as constituted from time to time.

          2.4 "CODE" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          2.5 "COMMITTEE" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

          2.6 "COMMON STOCK" means the Common Shares, par value $.01 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

          2.7 "COMPANY" means New Valley Corporation, a Delaware corporation, or any successor corporation to New Valley Corporation.

          2.8 "DISABILITY" means disability as defined in the Participant's Award Agreement or then effective employment agreement, or if the Participant's Award Agreement does not define disability, or if the Participant is not then a party to an effective employment agreement with the Company which defines disability, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this Section 2.8, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

          2.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          2.10 "FAIR MARKET VALUE" means on, or with respect to, any given date(s), the closing price of the Common Stock, as reported on NASDAQ or the NASD OTC Electronic Bulletin Board or by the National Quotation Bureau or on a national securities exchange, as the case may be, or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time such prices are unavailable, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Committee.

          2.11 "INCENTIVE STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

          2.12 "NON-QUALIFIED STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

          2.13 "PARTICIPANT" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

          2.14 "PLAN" means the New Valley Corporation 2000 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

          2.15 "RESTRICTED SHARES" means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

          2.16 "RETIREMENT" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of (i) age 65, or (ii) 60, with the consent of the Board.

          2.17 "STOCK APPRECIATION RIGHT" means an Award described in Section
     7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

          2.18 "SUBSIDIARY(IES)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain, or any "subsidiary" of the Company as defined in Rule 405 under the Securities Act of 1933, as amended.

     3. ADMINISTRATION.

          3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Outside Directors (within the meaning of Code Section 162(m) and the regulations promulgated thereunder) of the Company. No member of the Committee shall be eligible to receive awards under the Plan. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

          3.2 PLAN ADMINISTRATION AND PLAN RULES. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

          3.3 LIABILITY LIMITATION. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

     4. TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.

          4.1 TERM. The Plan shall terminate on December 31, 2009, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

          4.2 COMMON STOCK. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed 2,500,000 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

          4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, and the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

     5. ELIGIBILITY. Individuals eligible for Awards under the Plan shall consist of all officers, employees and consultants, or those who will become such officers, employees or consultants, of the Company and/or its Subsidiaries who are responsible for the management, growth and protection of the business of the Company and/or its Subsidiaries or whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company.

     6. STOCK OPTIONS.

          6.1 TERMS AND CONDITIONS. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options, or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s)"). Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

          6.2 GRANT. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

          6.3 EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

          6.4 TERM. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

          6.5 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured promissory note or notes, (b) shares of Common Stock already owned by the Participant for at least six (6) months, or (c) some other form of payment acceptable to the Committee. The Committee may also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a "cashless exercise" arrangement or program, selected by and approved of in all respects in advance by the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

          6.6 EXERCISABILITY. In respect of any Stock Option granted under the Plan, unless otherwise provided in the Award Agreement or in the Participant's employment agreement in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

          - 33%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

          - 66%, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries; and

          - 100%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries.

          6.7 TANDEM GRANTS. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

     7. STOCK APPRECIATION RIGHTS.

          7.1 TERMS AND CONDITIONS. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

          7.2 STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

          7.3 GRANT. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

          7.4 DATE OF EXERCISABILITY. Unless otherwise provided in the Participant's employment agreement or the Award Agreement in respect of any Stock Appreciation Right, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. Notwithstanding the preceding sentence, in no event shall a Stock Appreciation Right be exercisable prior to the date which is six (6) months after the date on which the Stock Appreciation Right was granted or prior to the exercisability of any Non-Qualified Stock Option with which it is granted in tandem. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

          7.5 FORM OF PAYMENT. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

          7.6 TANDEM GRANT. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

     8. RESTRICTED SHARES.

          8.1 TERMS AND CONDITIONS. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

        "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the New Valley Corporation 2000 Long-Term Incentive Plan and an Award Agreement entered into between the registered owner hereof and New Valley Corporation. Copies of such Plan and Award Agreement are on file in the office of the Secretary of New Valley Corporation, 100 S.E. Second Street, Miami Florida 33131. New Valley Corporation will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. New Valley Corporation reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

          8.2 RESTRICTED SHARE GRANTS. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

          8.3 RESTRICTION PERIOD. In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the "Restriction Period"). Notwithstanding the preceding sentence, in no event shall the Restriction Period be less than six (6) months after the date of grant. During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

          8.4 PAYMENT OF RESTRICTED SHARE GRANTS. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.

          8.5 SHAREHOLDER RIGHTS. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

     9. DEFERRAL ELECTIONS/TAX REIMBURSEMENTS/OTHER PROVISIONS.

          9.1 DEFERRALS. The Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash, and the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Committee may also provide in the relevant Award Agreement for a tax reimbursement cash payment to be made by the Company in favor of any Participant in connection with the tax consequences resulting from the grant, exercise, settlement, or earn out of any Award made under the Plan.

          9.2 MAXIMUM YEARLY AWARDS. The maximum annual Common Stock amounts in this Section 9.2 are subject to adjustment under Section 13.2 and are subject to the Plan maximum under Section 4.2. Each individual Participant may not receive in any calendar year Awards of Options or Stock Appreciation Rights exceeding 1,250,000 underlying shares of Common Stock. In addition, during the Term of the Plan, each individual Participant may not receive Awards of Options, Stock Appreciation Rights and/or Restricted Shares exceeding one-half of the maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan as provided in Section 4.2.

     10. DIVIDEND EQUIVALENTS. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

     11. TERMINATION OF EMPLOYMENT.

          11.1 GENERAL. Except as is otherwise provided (a) in the relevant Award Agreement as determined by the Committee (in its sole discretion), or
     (b) in the Participant's then effective employment agreement, if any, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award Agreement and/or such employment agreement:

             11.1.1 OPTIONS/SARS. If a Participant's employment with the Company terminates for any reason any then unexercisable Stock Options and/or Stock Appreciation Rights shall be forfeited and cancelled by the Company. Except as otherwise provided in this Section 11.1.1, if a Participant's employment with the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options and/or Stock Appreciation Rights, if any, shall terminate ninety (90) days after the date of such termination (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4) and thereafter such Stock Options or Stock Appreciation Rights shall be forfeited and cancelled by the Company. The Committee, in its sole discretion, may determine that any such Participant's Stock Options and/or Stock Appreciation Rights, if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or Disability), may remain exercisable for an additional specified time period after such ninety
        (90) day period expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right. If any termination of employment is due to death, Retirement or Disability, a Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right, to the extent exercisable immediately prior to any such termination, to exercise such Stock Options and/or Stock Appreciation Rights, if any, at any time within the one (1) year period following such termination due to death, Retirement or Disability (but not beyond the term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4).

             11.1.2 RESTRICTED SHARES. If a Participant's employment with the Company and its Subsidiaries terminates for any reason (other than due to Disability, Retirement or death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to a grant of Restricted Shares, such Restricted Shares shall immediately be cancelled and the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Shares. Notwithstanding anything to the contrary in this Section 11, the Committee, in its sole discretion, may determine, prior to or within ninety (90) days after the date of such termination, that all or a portion of any such Participant's Restricted Shares shall not be so cancelled and forfeited. If the Participant's employment terminates due to death, Disability or Retirement, the Participant shall become 100% vested in any such Participant's restricted Shares as of the date of any such termination.

     12. NON-TRANSFERABILITY OF AWARDS. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

     13. CHANGES IN CAPITALIZATION AND OTHER MATTERS.

          13.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

          13.2 RECAPITALIZATION ADJUSTMENTS. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.

          13.3 CERTAIN MERGERS.

             13.3.1 If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), to receive substitute stock options and/or stock appreciation rights in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 13.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options or Stock Appreciation Rights as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights, as the case may be.

             13.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in Section
        13.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), substitute stock options or stock appreciation rights in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options and/or Stock Appreciation Rights previously granted hereunder as of the date of the consummation of the Merger Event.

             13.3.3 Upon receipt by any affected Participant of any such cash, certified check, or substitute stock options or stock appreciation rights as a result of any such Merger Event, such Participant's affected Stock Options and/or Stock Appreciation Rights for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

             13.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options and/or stock appreciation rights, shall be determined in good faith by the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

     14. AMENDMENT, SUSPENSION AND TERMINATION.

          14.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, or Restricted Share grants, without the consent of such Participant, or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

          14.2 AWARD AGREEMENT MODIFICATIONS. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, and/or Restricted Share grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, or (b) the date or dates as of which such Restricted Share grants shall become vested. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

     15. MISCELLANEOUS.

          15.1 TAX WITHHOLDING. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

          15.2 NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

          15.3 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such Award or Award Agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

          15.4 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

          15.5 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          15.6 AWARD AGREEMENTS. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

          15.7 DESIGNATION OF BENEFICIARY. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

          15.8 LEAVES OF ABSENCE/TRANSFERS. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

          15.9 LOANS. Subject to applicable law, the Committee may provide, pursuant to Plan rules, for the Company or any Subsidiary to make loans to Participants to finance the exercise price of any Stock Options, as well as the withholding obligation under Section 15.1 of the Plan and/or the estimated or actual taxes payable by the Participant as a result of the exercise of such Stock Option and the Committee may prescribe the terms and conditions of any such loan.

          15.10 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

          15.11 EFFECTIVE DATE. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and 422 of the Code.

                                                                      APPENDIX B

                             NEW VALLEY CORPORATION

                  NON-EMPLOYEE DIRECTORS STOCK OPTION PROGRAM

     1. PURPOSE. The purpose of the New Valley Corporation Non-Employee Directors Stock Option Program (the "Program") is to promote the interests of New Valley Corporation (the "Company") and its stockholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable non-employee directors through grants of non-qualified stock options to acquire the Company's Common Stock. In addition, such grants will reinforce the alignment of the interests of such directors with those of the Company's stockholders.

     2. DEFINITIONS. For purposes of the Program, the following terms shall have the meanings set forth below:

          "ANNUAL MEETING" means the annual meeting of the Company's stockholders for any fiscal year as determined under the Company's By-Laws.

          "AWARD AGREEMENT" means the option agreement executed by each of Eligible Director pursuant to Section 8.2 of the Program in connection with the granting of Options hereunder.

          "BOARD" means the Board of Directors of the Company, as constituted from time to time.

          "CODE" means the Internal Revenue Code of 1986, as in effect from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          "COMMON STOCK" means the Common Shares, par value $.01 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

          "COMPANY" means New Valley Corporation, a Delaware corporation, or any successor corporation to New Valley Corporation.

          "DISABILITY" means any physical or mental disability of an Eligible Director which is determined to be total and permanent by a physician selected by the Company and reasonably satisfactory to such Eligible Director (or such Eligible Director's legal representative).

          "ELIGIBLE DIRECTOR" means any Non-Employee Director of the Company who becomes a member of the Board.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          "FAIR MARKET VALUE" means on, or with respect to, any given date(s), the closing price of the Common Stock as reported on NASDAQ or the NASD OTC Electronic Bulletin Board or by the National Quotation Bureau or on a national securities exchange, as the case may be, or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock is traded. If at any time such prices are unavailable, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

          "GRANT DATE" means the date on which any Option is granted pursuant to Sections 4.2 or 4.3 below.

          "INVOLUNTARY TERMINATION" means any termination of an Eligible Director's membership on the Board other than a Voluntary Termination or a removal from the Board for cause.

          "NON-EMPLOYEE DIRECTOR" means any director of the Company who is not, and who has not been for at least one year preceding the commencement of his or her membership on the Board, an employee of the Company, or any parent or subsidiary companies of the Company.

          "PROGRAM" means the New Valley Corporation Non-Employee Directors Stock Option Program, as set forth herein.

          "OPTION(S)" means the stock option(s) to acquire shares of Common Stock granted pursuant to the provisions of Section 4 of the Program and the relevant Award Agreement.

          "SEC" means the Securities and Exchange Commission, or any successor governmental agency.

          "VOLUNTARY TERMINATION" means a termination of an Eligible Director's membership on the Board due to, or as a result of, any such Eligible Director's resignation from the Board (other than due to death, Disability or retirement) or refusal (other than due to death, Disability or retirement) to stand for election to the Board after having been nominated by the Board.

     3. TERM OF THE PROGRAM/COMMON STOCK SUBJECT TO THE PROGRAM/ADMINISTRATION.

          3.1 The Program shall continue in effect until it is terminated by action of the Board or the Company's stockholders, but any such termination shall not affect the terms of any then outstanding Options. The maximum number of shares of Common Stock in respect of which Option grants may be made under the Program, subject to adjustment as provided in Section 6.2 of the Program, shall be 200,000 shares. Such shares shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including without limitation, shares purchased by the Company in the open market or in private transactions. If any Option granted under the Program expires, is forfeited or terminates for any reason, the shares of Common Stock subject to, but not delivered under, any such Option may again become available for the grant of other Options under the Program.

          3.2 The Program shall be administered by the Board. The Board shall have the power to interpret and construe the terms and provisions of the Program, to determine questions that arise thereunder, to designate persons to carry out the day-to-day ministerial administration of the Program and to adopt and amend such rules and regulations for administering the Program as the Board deems necessary or desirable. Any interpretation or determination by the Board hereunder shall be final and binding on all persons claiming under the Program and/or an Award Agreement.

     4. NON-QUALIFIED STOCK OPTION GRANTS.

          4.1 All Options granted under the Program shall be nonstatutory options and are not intended to qualify under Section 422 of the Code as "incentive stock options."

          4.2 An Option to acquire 10,000 shares of Common Stock (as adjusted pursuant to Section 6.2 of the Program) shall be granted automatically upon the adoption of the Program by the Company to each then Eligible Director (subject to the approval of the Program by the Company's stockholders). An individual who becomes an Eligible Director at any time after the adoption of the Program by the Company shall automatically receive (subject to the approval of the Program by the Company's stockholders) an Option to acquire 10,000 shares of Common Stock (as adjusted pursuant to Section 6.2 of the Program) on the date such individual becomes an Eligible Director.

          4.3 Commencing with the annual meeting of the Company's stockholders occurring in 2001, and with respect to each annual meeting of the Company occurring thereafter during the term of the Program, an Option to acquire an additional 5,000 shares of Common Stock (as adjusted pursuant to Section
     6.2 of the Program) shall be granted automatically to each Eligible Director upon his or her re-election to the Board; provided, however, that any individual who becomes an Eligible Director within ninety (90) days prior to the date of any such annual meeting shall not be entitled to receive an Option pursuant to this Section 4.3 with respect to the annual meeting of the Company immediately following the date such individual became an Eligible Director.

          4.4 The per share Option exercise price for each Option granted under the Program shall be the Fair Market Value of the Common Stock on Grant Date.

          4.5 Upon becoming exercisable in accordance with Section 4.7 of the Program, the exercisable portion of an Option may be exercised in whole or in part at any time and from time to time during the Option Period (as defined in Section 4.7 of the Program) by giving written notice, signed by the person exercising the Option, to the Secretary of the Company stating the number of shares of Common Stock in respect of which the Option is being exercised, accompanied by payment in full of the aggregate Option exercise price for the shares of Common Stock to be acquired. The date both such notice and payment are received by the office of the Secretary of the Company shall be the date of exercise of the Option as to such number of shares of Common Stock. No Option may be exercised at any time in respect of a fractional share.

          4.6 Payment of the aggregate Option exercise price may be made in cash or by certified, cashier's or personal check. Payment may also be made in whole or in part by the transfer to the Company of shares of Common Stock already owned by an Eligible Director for at least six months and having a fair market value equal to all or a portion of the Option exercise price at the time of such exercise. All payment instruments are accepted subject to collection.

          4.7 Each Option shall become exercisable on the first anniversary of its Grant Date and shall expire ten years after its Grant Date (the "Option Period"), but shall be subject to earlier termination as follows:

             4.7.1 In the event of a Voluntary Termination or a removal from the Board for cause, the then outstanding unexercisable Options of such Eligible Director shall automatically expire on the effective date of any such termination and the then outstanding exercisable Options of such Eligible Director shall automatically expire ninety (90) days after the effective date of any such termination.

             4.7.2 In the event of an Involuntary Termination, the then outstanding Options of such Eligible Director shall become exercisable, to the full extent of the number of Option Shares remaining covered by such Options, regardless of whether such Options were previously exercisable, and each such Option shall expire two (2) years after the date of any such termination or on the expiration of the Option Period, whichever is earlier.

             4.7.3 Exercise of a deceased Eligible Director's Options that are exercisable on the date of the Eligible Director's death shall be effected, as determined by the Board in its sole discretion, by (a) the estate of such Eligible Director, or (b) the person or persons determined pursuant to Section 8.3.

          4.8 Neither the Eligible Director, nor an Eligible Director's successor or successors in interest, shall have any rights as a stockholder of the Company with respect to any shares of Common Stock subject to an Option granted to any such Eligible Director until the date of issuance of a stock certificate in respect of such shares of Common Stock. Neither the Program, nor the granting of an Option, nor any other action taken pursuant to the Program shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a director of the Company for any period of time or at any particular rate of remuneration.

     5. INCOME TAX LIABILITY. All taxes, if any, in respect of any Option(s) granted hereunder to the Eligible Director shall be the sole responsibility of and shall be paid by the Eligible Director.

     6. CHANGES IN CAPITALIZATION AND OTHER MATTERS.

          6.1 The existence of the Program, any Award Agreement and/or the grants made hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any subsidiary, (e) any sale or transfer of all or any part of the Company's or any subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any subsidiary. An Eligible Director, any beneficiary(ies) of any such Eligible Director and/or any other person shall not have any claim against any member of the Board or any committee thereof, the Company or any subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

          6.2 In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, proportionate adjustments shall be made to reflect such change, including, without limitation, with respect to the aggregate number and class of shares of the Common Stock subject to and authorized by the Program, the number and class of shares of Common Stock in respect of which an Option may be granted to an Eligible Director under the Program as provided in Section 4, the number and class of shares subject to each outstanding Option, and the per share exercise price specified for each outstanding Option.

     7. AMENDMENT; TERMINATION. The Board may suspend or terminate the Program (or any portion thereof) at any time and may amend the Program at any time and from time to time in such respects as the Board may deem advisable. In addition, no such amendment, suspension or termination shall be effective if it would materially adversely effect the rights of any Eligible Director in respect of any outstanding Option, without the consent of such Eligible Director.

     8. MISCELLANEOUS.

          8.1 No Options or Common Stock shall be issued under the Program unless legal counsel for the Company shall be satisfied that any such issuance will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Company may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Company may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for any Options and/or Common Stock delivered under the Program may be subject to such stock-transfer orders and such other restrictions as the Company may deem advisable under the rules, regulations, or other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement) for the issuance or other distribution of any Options and/or Common Stock, or the payment of amounts to any Eligible Director, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any subsidiary or any Eligible Director (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection therewith, any such issuance or distribution, or any such payment, as the case may be, shall be deferred until such required action is taken. The Program and all transactions under the Program are intended to comply with all applicable conditions of SEC Rule 16b-3 or any successor rule thereto under the Exchange Act. To the extent any provision of the Program fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Company.

          8.2 Each Eligible Director shall enter into an Award Agreement with the Company in a form specified by the Company. Each such Eligible Director shall agree therein to the restrictions, terms and conditions set forth in such Award Agreement and/or the Program.

          8.3 Each Eligible Director may designate a beneficiary or beneficiaries to exercise any Option or to receive any payment which under the terms of the Program and the relevant Award Agreement may become exercisable or payable on or after the Eligible Director's death. At any time, and from time to time, any such designation may be changed or cancelled by the Eligible Director without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Company and shall not be effective until received by the Company. If no beneficiary has been designated by a deceased Eligible Director, or if the designated beneficiaries have predeceased the Eligible Director, the beneficiary shall be the Eligible Director's estate. If the Eligible Director designates more than one beneficiary, any payments under the Program to such beneficiaries shall be made in equal shares unless the Eligible Director has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Eligible Director.

          8.4 Unless otherwise provided in the Award Agreement, awards under the Program and any Award Agreement, and any rights or interests herein or therein, shall not be assigned, transferred, sold, exchanged, or otherwise disposed of in any way at any time by any Eligible Director (or any beneficiary(ies) of any Eligible Director), other than by testamentary disposition by the Eligible Director intestate succession. Any such award, Award Agreement, rights or interests shall not be pledged, encumbered or otherwise hypothecated in any way at any time by any Eligible Director (or any beneficiary(ies) of any Eligible Director). Any such award, Award Agreement, rights or interests shall not be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber, or otherwise dispose of or hypothecate in any way any such awards, rights or interests, or the levy of any execution, attachment or similar legal process thereon, contrary to the terms of this Program shall be null and void and without legal force or effect.

          8.5 The Program and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Program.

          8.6 The Program shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Program by the Company's stockholders.

                             NEW VALLEY CORPORATION

                                     PROXY

    SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE 2000 ANNUAL MEETING OF
                     STOCKHOLDERS OF NEW VALLEY CORPORATION

         The undersigned record holder of Common Shares, $.01 per value, of New Valley Corporation (the "Company") hereby constitutes and appoints each of Marc
N. Bell and J. Bryant Kirkland III, attorney and proxy of the undersigned, with power of substitution, to attend, vote and act for the undersigned at the 2000 Annual Meeting of Stockholders of the Company, a Delaware corporation, to be held at The Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida 33131 on Wednesday, May 24, 2000 at 11:00 a.m. local time, and at any adjournments or postponements thereof, with respect to the following on the reverse side of this proxy card and, in their discretion, on such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

                (TO BE CONTINUED AND SIGNED ON THE REVERSE SIDE)

[x]      PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

Item 1.  Election of Directors:

         FOR all nominees named at right (except as indicated to the
             contrary)                                                   [ ]

         WITHHOLD AUTHORITY to vote for all nominees named at right      [ ]

         Nominees: Bennett S. LeBow, Howard M. Lorber, Richard J. Lampen,
                   Henry C. Beinstein, Arnold I. Burns, Ronald J. Kramer, Barry W. Ridings and Victor M. Rivas.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


--------------------------------------------------------------------------------

Item 2.  Proposal to approve New Valley Corporation 2000 Long-Term
         Incentive Plan.

                  [ ] FOR           [ ] AGAINST            [ ] ABSTAIN

Item 3. Proposal to approve New Valley Corporation Non-Employee Directors Stock Option Program.

                  [ ] FOR           [ ] AGAINST            [ ] ABSTAIN

         If not otherwise directed, this proxy will be voted FOR the election of the nominees, FOR the approval of the Long-Term Incentive Plan and FOR the non-Employee Directors Stock Option Program.

         The Board of Directors recommends a vote FOR all nominees in Item 1 and FOR the approval of Items 2 and 3.

PLEASE DATE, SIGN AND MAIL AT ONCE IN THE ENCLOSED POSTPAID ENVELOPE.


               Signature _____________________ Date _____________

               Signature _____________________ Date _____________
                           IF HELD JOINTLY

NOTE: Please sign exactly as your name appears hereon. If signing as attorney, administrator, trustee, guardian or the like, please give full title as such. If signing for a corporation, please give your title.